POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED SEPTEMBER 24, 2015 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 27, 2015 OF:

PowerShares Senior Loan Portfolio

Effective September 25, 2015 (“the “Effective Date”), the third paragraph of the section titled “PowerShares Senior Loan Portfolio —Summary Information—Principal Investment Strategies” on page 1 is deleted and replaced with the following:

Standard & Poor’s (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which tracks the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Underlying Index may include, and the Fund may acquire and retain, loans of borrowers that have filed for bankruptcy protection. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

As of the Effective Date, on page 3, under the section titled “PowerShares Senior Loan Portfolio —Summary Information—Principal Risks of Investing in the Fund,” the subsection titled “Risks of Investing in Closed-End Funds” is deleted.

As of the Effective Date, on page 3, under the section titled “PowerShares Senior Loan Portfolio —Summary Information—Principal Risks of Investing in the Fund,” the last sentence in the subsection titled “Non-Correlation Risk” is deleted.

Please Retain This Supplement for Future Reference.

P-BKLN-SUMPRO-SUP-1 092415